EXHIBIT 10(b)


                                SYSCO CORPORATION
                        NON-EMPLOYEE DIRECTORS STOCK PLAN

                           200__ STOCK OPTION AGREEMENT


     Under the terms and conditions of the Sysco Corporation Amended and Restated Non-Employee Directors Stock Plan, (the "Plan"), a copy of which is incorporated herein by reference, Sysco Corporation (the "Corporation") grants to [FirstName] [LastName] (the "Optionee") the option to purchase ______ shares of the Corporation's Common Stock, $1.00 par value, at the price of $________ per share, subject to adjustment as provided in the Plan (the "Option").

     This Option shall be for a term of seven years commencing on the date of grant set forth below and ending on __________________, and shall be subject to the Terms and Conditions of Stock Option attached hereto and incorporated herein by reference.

     Under the terms of the Plan, this Option is not an incentive stock option, therefore, it will not be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

     This Option is subject to all the terms and conditions set forth in the Plan and Terms and Conditions of Stock Option, and is accompanied by the Corporation's Prospectus dated November 9, 2001.

     Granted as of _________________.


                                          SYSCO CORPORATION


                                           ________________________________
                                           Name:  _________________________
                                           Title: _________________________










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               TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTION
                             NON-EMPLOYEE DIRECTORS
                            __________________, 20___

     1. In addition to the conditions set out in the Sysco Corporation Amended and Restated Non-Employee Directors Stock Plan (the "Plan"), the exercise of your option is contingent upon satisfying the provisions of this stock option grant.

     2. One-fifth of the total number of shares covered by your option will vest each year for five years, as follows. This option will expire at the close of business on __________________.

     o   20% on _________________
     o   20% on _________________
     o   20% on _________________
     o   20% on _________________
     o   20% on _________________

     3. The vested portion of your option may be exercised at any time after it vests, provided that at the time of exercise all of the conditions set forth in the Plan and in this document have been met. No portion of your option may be exercised prior to _________________.

     4. Please note that your option is nontransferable and may be exercised in part or in whole only if the conditions set forth in the Plan and herein have been fulfilled. Your stock option is in all respects limited and conditioned as provided in the Plan, including, but not limited to, the following:

     (a) Unless otherwise determined by the Board, your option will terminate on the earlier of (i) the date of the expiration of the option or (ii) termination of your service as a non-employee director. However, unless otherwise determined by the Board, if (i) you serve out your term but do not stand for re-election at the end thereof or (ii) you retire from service on the Board (for reasons other than death) prior to the expiration of your term and on or after the date you attain age 71, your option will remain in effect, continue to vest and be exercisable in accordance with its terms as if you had remained a director of the Corporation.

     (b) In the event of your death while you are a non-employee director, all unvested options will vest immediately and your options may be exercised by your estate, or by the person to whom such right devolves from you by reason of your death, at any time within one year after the date of your death; provided, however, that no option may be exercised after the expiration of seven years from the date of grant.

     5. At the time or times when you wish to exercise your option, in whole or in part, please refer to the provisions of the Plan dealing with methods and formalities of exercising your option. If there is any variance or contradiction between the provisions of the Plan and these Terms and Conditions of Stock
Option, the provisions of the Plan will prevail. In order to exercise your options through attestation, you must use shares that you have held for at least six months prior to exercise and that have not been used to exercise any other option during such six-month period.





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